UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2008
ATMI, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16239	06-1481060
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
7 Commerce Drive, Danbury, Connecticut 06810
(Address of principal executive offices, including zip code)
(203) 794-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 14, 2008, ATMI, Inc. issued a press release announcing certain preliminary financial results for the second quarter of 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. OTHER EVENTS
On July 14, 2008, ATMI, Inc. issued a press release announcing the global settlement of litigation with Praxair, Inc. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits –
99.1	Press Release dated July 14, 2008 (ATMI Second Quarter Update)
99.2	Press Release dated July 14, 2008 (ATMI and Praxair Agree to Settle Legal Actions)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, INC.
Date: July 14, 2008	By:	/s/ Timothy C. Carlson
Timothy C. Carlson
Executive Vice President, Chief Financial Officer and Treasurer

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